Barclays September 5 – 7, 2017 CEO Energy-Power Conference Exhibit 99.1

Forward-Looking Statements
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.
Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the Company or the
SEC.
These
filings
are
also
available
through
the
Company’s
web
site
at
http://www.patenergy.com
or
through
the
SEC’s
Electronic
Data
Gathering
and
Analysis
Retrieval
System
(EDGAR)
at
http://www.sec.gov.
We
undertake no obligation to publicly update or revise any forward-looking statement. Statements made in this presentation include non-U.S. GAAP financial measures. The required reconciliation to U.S. GAAP financial measures are included on our website and/or at the end of this presentation.

PATTERSON-UTI DRILLING COMPANY LLC

UNIVERSAL PRESSURE PUMPING, INC.

great plains OILFIELD RENTAL

WARRIOR

PATTERSON-UTI ENERGY INC.

Who We Are: An Oilfield Services Leader
Patterson-UTI reported results for the six months ended June 30, 2017.

DRILLING
PRESSURE PUMPING
High quality fleet of land
drilling rigs, including 198
APEX
®
class rigs
Leader
in walking rig
technology for pad drilling
applications
Large footprint with super-
spec rigs across North
American drilling markets
RENTALS
TECHNOLOGY
High quality fleet of 1.5
million horsepower of
pressure pumping
equipment
Strong reputation for
regional knowledge and
efficient operations
Scale helps to drive
efficiencies
Leading position in
underbalanced drilling air
compression equipment
with 17 active spreads in the
Northeast United States
Surface equipment support
packages including fit-for-
purpose drilling mud storage
systems, acid tanks and
wellsite containment
Designs, manufactures and
services high-spec rig
components and pipe
handling equipment that
provide efficiency, safety
and serviceability
55%
Components of Revenue*
48%
CONTRACT DRILLING
49%
PRESSURE PUMPING
3%
OTHER

Broad Footprint in Oilfield Services
patenergy.com

WEST TEXAS / 41
APPALACHIA / 29
MID-CONTINENT / 29
SOUTH TEXAS / 21
EAST TEXAS / 18
ROCKIES / 13
NORTH DAKOTA / 8
CANADA / 3
By Region
As of August 31, 2017
Active Rig Count
162
TEXAS / 650k
HP
APPALACHIA / 270k
HP
MID-CONTINENT / 190k
HP
Active Horsepower
PATTERSON-UTI
OPERATING AREAS
UNIVERSAL PRESSURE PUMPING
FIELD OFFICES
GREAT PLAINS OILFIELD RENTAL
FIELD OFFICES
1.1
MM
By Region
As of August 31, 2017
WARRIOR
TOP DRIVE FACILITY
PATTERSON-UTI DRILLING
FIELD OFFICES
AND YARDS

PATTERSON-UTI
ENERGY INC.

UNIVERSAL

PATTERSON-UTI
ENERGY INC.

Comprehensive Oilfield Services and Solutions
* Following completion of pending acquisition of MS Energy Services

Contract Drilling
Hydraulic Fracturing
Directional Drilling*
Cementing
Acidizing
Nitrogen Service
Air Drilling
Drilling Motor Rentals*
Water Transfer
Drilling Top Drives
Well Surveying*
Rental Equipment

Directional Drilling

Acquiring MS Energy Services, a leading
provider of directional drilling services in the
United States
Total consideration for the acquisition includes
approximately 8.8 million shares of Patterson-
UTI common stock and $75 million of cash
MS Energy Services has a strong technology
focus with proprietary mud motor, MWD and
survey equipment
Patented C
2
technology enables high-speed
electromagnetic telemetry independent of
geological formation constraints, which reduces
both drilling time and expense

Efficiency
Efficiency improves well economics
Patterson-UTI has the scale, processes, people and
equipment necessary for efficient operations
Technology
Technology helps to improve efficiency
Patterson-UTI is a technology leader in oilfield
services
U.S. Oilfield Services Scale
Scale helps to improve efficiency
Patterson-UTI is the only company with market leading
positions in the United States in contract drilling,
pressure pumping and directional drilling*
Financially Flexible
Strong Balance Sheet
Scalable business structure
Patterson-UTI is a Leader:
Why Invest in Patterson-UTI Energy?
* Following completion of pending acquisition of MS Energy Services

Patterson-UTI: A Leader in Oilfield Services Efficiency
Efficiency improves well economics.
* Following completion of pending acquisition of MS Energy Services

People
Crews receive extensive onboarding and
ongoing training to ensure competency
and refine operating and safety
procedures.
Processes
Patterson-UTI utilizes industry leading
management systems and field audit
processes to maximize reliability and
provide continuous learning and feedback
process.
Innovation
Patterson-UTI is a leader in the super-spec
rig market.
Super-spec rigs, modern pressure pumping
fleets and comprehensive directional
drilling*  provide critical path services for
E&P companies.

People: Personnel Development

it's our way of life.
Working incident free is not just a priority to us
Operational excellence is our minimum standard
excellence is our way of life.
Development of our people is a core value
continuous learning is our way of life.

Management System Manual
Health Safety & Environment Manual
Human Resources Manual
Training Manual
Management of Change Manual
Equipment Maintenance Manual
HSE Alerts
Technical Standards Manual
SPCC Plans
Incident Management
Documents of External Origins
Patterson-UTI Purchasing Catalog
Forms
Policy Improvement/ New Process Request
Team Sites

Patterson-UTI Drilling Comprehensive Rig Inspection

	SAT - Satisfactory Condition UNS - Unsatisfactory Condition N/A - Not Applicable	*Crews Inspection*			*Superintendent*				*Audit Team*			
Item #	Condition	SAT	UNS	N/A	Corrected By Corrected Date	SAT	UNS	N/A	SAT	UNS	N/A	Comments
	SECTION 17 - GENERATORS, SCR'S, AC DRIVE HOUSE, VFD HOUSE & ELECTRICAL SYSTEMS											
1	"Hearing Protection Required", "NO Water Hose", and "High Voltage" warning signs posted at each entrance and visible; water hoses kept away from Gen/SCR house											
2	Hearing protection available and not stored in high noise areas (i.e. Gen house)											
3	"Danger-Lockout Required" sign posted at lug connection point between each generator and SCR house											
4	All moving parts guarded and secured with bolts; including pulleys, belts, fans, etc.											
5	Generator/SCR house grounded where required with current OHM reading of 25 Ohms or less											
6	Generator house ventilation doors pinned when open and closed											
7	Exhaust guarded or insulated and free of leaks											
8	All gauges functional on generators and panels with no alarms present											
9	Battery boxes in place with insulated covers or battery terminal boots utilized with dielectric matting present under the battery											

PATTERSON-UTI ENERGY INC.

Process: Management System
•
Management System
allows for continuous
updates on Policies &
Priorities
•
Comprehensive Rig and
Frac
Fleet audits ensure
uptime, preventative
maintenance, continuous
improvement.
•
Incident Management
System allow data for
Reporting and tracking to
completion of Incidents
and Management of
Change (MOC).

Innovative Rig Designs: APEX-XK
®

Able to walk x/y with full
set-back of pipe in mast
Walking system integrated
into substructure
Blowout Preventer
remains upright
in substructure
while walking
Drawworks
on rig floor
allows more clearance
under rig for walking
Advanced environmental
spill control integrated into
drilling floor

Innovative Rig Designs: APEX-XC
™

Standard with
higher-torque top
drive
Enhanced
setback capacity
for efficiently
drilling longer
laterals
Increased
clearance for
walking over and
around wellheads
on a pad
HPU, accumulator
and walking
system integrated
in substructure for
efficient rig moves
and rig walks
Integrated
walking system
with auto-walk
and auto-steering
functionality
Increased mud
pump horsepower

Innovative Rig Upgrades:
•
Significantly upgrading seven APEX 1000® rigs
to APEX-XK® rigs. The first two upgrades have
been completed and delivered to the field.
•
Six of the upgraded rigs have been contracted.
Average contract duration in excess of 18
months.
•
Upgraded rigs will have all of the capabilities of
a newbuild
APEX-XK®, but at a much lower cost
than a newbuild.

Innovative Rig Technology: Warrior 500 Ton AC Top Drive

HIGH PERFORMANCE
-
50,000 ft-lbs continuous torque rating
REDUNDANT POWER DELIVERY
-
Four independent power pathways from the AC bus to the top drive quill
-
No single-point sources of failure from generator to drill pipe
REVOLUTIONARY POWER TRANSMISSION
-
No gear case
-
No power transmission lubrication
SERVICEABILITY
-
Most major modules are interchangeable without specialized technicians
-
Comprehensive advanced diagnostics
SAFETY AND EFFICIENCY
-
Comprehensive feedback of pipe-handler functions
-
Enhanced user interface and top drive control functions
OPTIONAL INTEGRATED CASING DRIVE
-
Casing Running Tool not required

UNIVERSAL
PRESSURE PUMPING, INC.
NATURAL GAS

PATTERSON-UTI
ENERGY INC.

Innovative Pressure Pumping Technology: Bi-Fuel

Engines can burn a fuel
mix comprised of up to
70% natural gas
Comparable torque and
horsepower to an all diesel
engine
Reduces operating costs by
lowering fuel costs
Good for environmental
sustainability

PTEN+

Tripping Speed - Average Footage per Hour

Rig State Breakdown By Hour
60
55
50
45
40
35
30
25
20
15
10
5
00:00
01:00
02:00
03:00
04:00
05:00
06:00
07:00
08:00
09:00
10:00
11:00
12:00
13:00
14:00
15:00
16:00
17:00
18:00
19:00
20:00
21:00
22:00
23:00

Average Spud to TD Days - Last 12 Months

PATTERSON-UTI ENERGY INC.

Innovative: Performance Data Analytics
Real-time innovative data analysis system collects
and analyzes data across region, pad and rigs for
performance by formation, section, crew, etc.
Ability to analyze equipment and maintenance
data
across rigs and vendors to benchmark
performance and maximize reliability
Provide comprehensive performance reports that
can be shared across the Company to foster a best-
in-class
culture focused on technology and
operational excellence

REJECT

Minot
Surrey
Logan

PATTERSON-UTI ENERGY INC.

Innovative: Centralized Logistics Center
Efficient procurement and logistics of sand
and chemicals is important to being
successful in hydraulic fracturing.
Centralized logistics center includes:

central
scheduling
and tracking
software
24/7
dispatch
personnel
smart
phone
apps in
the field
Currently operational in Texas
Expanding to Mid-Con and Appalachia

Innovative: Automation and Remote Operations
* Following completion of pending acquisition of MS Energy Services

REMOTE OPERATIONS
Remote operations allow a
specialist to execute multiple wells
at one time
RIG AUTOMATION
Consistent, automated processes at
the wellsite limit safety risks,
reduces well costs, streamlines
logistics and increases margins
DD AUTOMATION*
Controlling downhole equipment
with software closed-loop
automation enhances quality and
efficiency

Strong Financial Position

Substantial Liquidity
•
$40 million cash as of June 30, 2017
•
$490 million revolver extended through March 2019
•
$140 million drawn at July 31, 2017 and $15.6 million letters of credit
•
$75 million of cash to be used as part of acquisition cost for MS Energy Services
15.7%
Net Debt/Total Capital at June 30, 2017
$300 million term loan matures October 2020
$300 million term loan matures June 2022
No term debt maturities until October 2020

Efficiency
Efficiency improves well economics
Patterson-UTI has the scale, processes, people and
equipment necessary for efficient operations
Technology
Technology helps to improve efficiency
Patterson-UTI is a technology leader in oilfield
services
U.S. Oilfield Services Scale
Scale helps to improve efficiency
Patterson-UTI is the only company with market leading
positions in the United States in contract drilling,
pressure pumping and directional drilling*
Financially Flexible
Strong Balance Sheet
Scalable business structure
Patterson-UTI is a Leader:
Why Invest in Patterson-UTI Energy?
* Following completion of pending acquisition of MS Energy Services

Additional References

APEX ® Class Rigs *Five to be converted to APEX-XK. 198 APEX-XK 1500® APEX 300-Series® APEX 1500® APEX PK™ APEX 1000®* Other AC 59 53 47 28 9 2 23

Modern Pressure Pumping Equipment Hydraulic fracturing horsepower location as of August 31, 2017 24 MID-CONTINENT 20% TEXAS 57% APPALACHIA 23% 1.5 MM HORSEPOWER

Non-U.S. GAAP Financial Measures

Three
Months Ended
June 30,
2017
2016
Adjusted Earnings Before Interest, Taxes, Depreciation
and Amortization (Adjusted EBITDA)(1):
Net loss
$
(92,184)
$
(85,866)
Income tax benefit
(56,354)
(49,027)
Net interest expense
8,433
10,578
Depreciation, depletion, amortization and
impairment
219,328
170,975
Adjusted EBITDA
$
79,223
$
46,660
Total Revenue
$
579,186
$
193,907
Adjusted EBITDA margin
13.7%
24.1%
Adjusted EBITDA by operating segment:
Contract drilling
$
88,052
$
49,953
Pressure pumping
52,441
1,375
Other
3,557
2,545
Corporate
(64,827)
(7,213)
Consolidated Adjusted EBITDA
$
79,223
$
46,660
Six Months Ended
June 30,
2017
2016
$
(155,723)
$
(156,369)
(93,301)
(84,457)
16,297
21,268
375,545
347,745
$
142,818
$
128,187
$
884,361
$
462,846
16.1%
27.7%
$
136,905
$
135,956
71,800
6,986
3,778
4,046
(69,665)
(18,801)
$
142,818
$
(unaudited, dollars in thousands)
128,187
(1) Adjusted EBITDA is a supplemental financial measure not defined by United States generally accepted accounting principles, or U.S. GAAP. We define Adjusted EBITDA as net income (loss) plus net interest expense, income tax expense (benefit) and depreciation, depletion, amortization and impairment expense (including impairment of goodwill). We present Adjusted EBITDA because we believe it provides to both management and investors additional information with respect to both the performance of our fundamental business activities and our ability to meet our capital expenditures and working capital requirements.
Adjusted EBITDA should not be construed as an alternative to the U.S. GAAP measure of net income (loss).